UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

|X| CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 21, 2001

Commission File Number: 001-13657
                        ---------

                         STANDARD AUTOMOTIVE CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                 52-2018607
                --------                                 ----------
        (State of Incorporation)             I.R.S. Employer Identification No.)

    321 Valley Road, Hillsborough, NJ                    08876-4056
    ---------------------------------                    ----------
(Address of principal executive offices)                 (Zip Code)

             (908) 874-7778                                 3715
             --------------                                 ----
     (Registrant's telephone number)         (Primary Standard Industrial Code)

                                Not applicable
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 6. Resignations of Registrant's Directors.

      On May 16, 2001, Standard Automotive Corporation (the "Company,") elected James F. O'Crowley III, James Edward Gross and John E. Elliott II, to the Board Of Directors.

      Additionally, Mr. William Merker, a co-founder and board member since Standard's inception, has resigned from the board.

      The Company issued a press release on May 21, 2001 announcing the new appointees as well as the resignation of William Merker from the Board. The press release is attached as exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c) Exhibits. The following exhibits are filed with this report on Form
8-K:

      Exhibit 99.1 - Press Release of Standard Automotive Corporation dated May 21, 2001

                                   Signatures

      Pursuant to the requirements of Section 13 of 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


STANDARD AUTOMOTIVE CORPORATION
        (Registrant)


/s/ Joseph Spinella                                         May 23, 2001
-----------------------------
Joseph Spinella
Chief Financial Officer

                                Index to Exhibits

 Exhibit
  Number     Description
  ------     -----------

   99.1      Press Release of Standard Automotive Corporation dated May 21, 2001